TARGET ASSET ALLOCATION FUNDS
Target Moderate Allocation Fund

Supplement dated March 12, 2013 to the
Summary Prospectus, Prospectus and Statement of Additional Information
each dated September 28, 2012

Marsico Capital Management, LLC (“Marsico”) is currently one of the subadvisers to the Target Moderate Allocation Fund (the “Fund”), a series of Target Asset Allocation Funds (the “Trust”). The Fund’s other subadvisers are Eagle Asset Management, Inc., EARNEST Partners, LLC, Epoch Investment Partners, Inc., Pacific Investment Management Company LLC, Hotchkis and Wiley Capital Management, LLC, Massachusetts Financial Services Company (“MFS”), Vaughan Nelson Investment Management, L.P., LSV Asset Management, Thornburg Investment Management, Inc. and NFJ Investment Group LLC. Marsico is one of the two subadvisers to the portion of the Fund’s assets that are allocated to equities (asset class) and growth-oriented, focusing on large-cap stocks (primary investment type/style).

Shareholders of the Fund as of December 19, 2012 (the “Record Date”) have been asked to vote at a special meeting which has been adjourned to March 25, 2013, or at any additional adjournment thereof, on a proposal to approve a new subadvisory agreement between the Manager and Quantitative Management Associates LLC (“QMA”) with respect to the Fund. If such proposal is approved, all of the current subadvisers to the Fund, will be terminated and QMA will be the sole subadviser to the Fund. If shareholders do not approve the proposal, the Fund will continue to operate in accordance with its current investment objective and strategy.

At the March 7, 2013 meeting of the Board of Trustees of the Trust, it was determined that if shareholders do not approve the proposal noted above, Marsico will no longer serve as a subadviser for the Fund effective as of a date to be determined, which is expected to occur during the second quarter of 2013 (the “transition date”). Under such circumstances, MFS is expected to manage all of the Fund’s assets that are allocated to equities (asset class) and growth-oriented, focusing on large-cap stocks (primary investment type/style). Allocation of assets between or among subadvisers is subject to change in the sole discretion of the Manager.

All references in the Trust’s Prospectus, Summary Prospectus and SAI to Marsico will be deleted as of the transition date, if the proposal noted above is not approved and implemented, unless such disclosure is otherwise required.

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